UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2012

PATHFINDER BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Commission File Number
000-23601

Federal	16-1540137
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126
(Address of Principal Executive Office) (Zip Code)

(315) 343-0057
(Registrant’s Telephone Number including area code)

Not Applicable
Former Name or Former Address, If Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

David A. Ayoub, CPA,  has been elected as a member of the Board of Directors of Pathfinder Bank, the wholly owned subsidiary of Pathfinder Bancorp, Inc, and Pathfinder Commercial Bank, the wholly owned subsidiary of Pathfinder Bank, according to Janette Resnick, Chairman of the Board.

Mr. Ayoub is the Partner in charge of the Tax Department of Bowers and Company, CPA’s, PLLC, located in Syracuse, New York.

Pathfinder Bank is a community bank serving the central New York area for over 150 years. Pathfinder Bank is a New York State chartered savings bank headquartered in Oswego, whose deposits are insured by the Federal Deposit Insurance Corporation.  The Bank has eight full-service offices located in Oswego, Fulton, Mexico, Lacona, Central Square and Cicero.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date: January 26, 2012	By: /s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer